Exhibit 99.5

HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF X-SPINE SYSTEMS, INC.

Independent Auditors’ Report

To the Board of Directors
X-spine Systems, Inc.
Miamisburg, Ohio

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of X-spine Systems, Inc., which comprise the consolidated balance sheet as of December 31, 2014, and the related consolidated statements of income, retained earnings and cash flows for the year then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of X-spine Systems, Inc. as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Other Matter

The consolidated financial statements of X-spine Systems, Inc. as of and for the year ended December 31, 2013, were audited by other auditors whose report dated January 27, 2014 expressed an unmodified opinion on those statements.

/s/ McGladrey LLP
Dayton, Ohio
February 19, 2015

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
X-spine Systems, Inc.
Miamisburg, Ohio

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of X-spine Systems, Inc. which comprise the consolidated balance sheet as of December 31, 2013 and 2012, and the related consolidated statements of income, retained earnings, and cash flows for the years then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of X-spine Systems, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of a Matter

As discussed in Note 8, the 2012 consolidated financial statements have been restated to correct an error related to the accounting for patent royalty income. Our opinion is not modified with respect to this matter.

Dayton, Ohio
January 27, 2014

X-spine Systems, Inc.

Consolidated Balance Sheets
December 31, 2014 and 2013

	2014	2013
Assets
Current Assets
Cash	$3,000	$99,817
Accounts receivable, net of allowance for doubtful accounts of $12,792 in 2014 and $137,148 in 2013	6,837,435	5,813,590
Inventories	12,475,745	8,182,877
Prepaid expense	169,585	126,467
Total current assets	19,485,765	14,222,751
Property and Equipment
Surgical instruments	12,383,567	7,691,284
Machinery and equipment	1,077,108	981,067
Furniture and fixtures	665,456	656,209
Total at cost	14,126,131	9,328,560
Accumulated depreciation	(6,453,395)	(4,407,504)
Depreciated cost	7,672,736	4,921,056
Patents and trademarks, net of accumulated amortization of $1,559,774 in 2014 and $1,274,608 in 2013	693,166	746,415
Total assets	$27,851,667	$19,890,222
Liabilities and Shareholders' Equity
Current Liabilities
Outstanding checks	$1,018,596	$—
Accounts payable, trade	4,255,645	2,807,838
Accrued liabilities	2,410,501	2,042,484
Notes payable – shareholders	—	10,000,000
Total current liabilities	7,684,742	14,850,322
Long-Term Liabilities
Revolving line of credit	11,483,364	—
Shareholders' Equity
Class A voting common stock, $500 stated value, 1,000 shares authorized, 200 shares issued and outstanding	100,000	100,000
Class B non-voting common stock, $20,000 stated value, 500 shares authorized, 50 shares issued and outstanding	1,000,000	1,000,000
Additional paid in capital	350,000	350,000
Retained earnings	7,233,561	3,589,900
Total shareholders' equity	8,683,561	5,039,900
Total liabilities and shareholders' equity	$27,851,667	$19,890,222

See Notes to Consolidated Financial Statements.

X-spine Systems, Inc.

Consolidated Statements of Income
Years Ended December 31, 2014 and 2013

	2014	2013
Revenue	$42,213,018	$29,564,099
Cost of revenue	14,488,855	9,910,426
Gross margin	27,724,163	19,653,673
General and administrative expense	22,737,072	17,446,787
Income from operations	4,987,091	2,206,886
Other Expense
Interest expense	593,593	565,000
Income before city income tax expense	4,393,498	1,641,886
City income tax expense	112,337	32,176
Net income	$4,281,161	$1,609,710

See Notes to Consolidated Financial Statements.

X-spine Systems, Inc.

Consolidated Statements of Retained Earnings
Years Ended December 31, 2014 and 2013

	2014	2013
Balance, January 1,	$3,589,900	$2,817,690
Net income	4,281,161	1,609,710
Shareholders' distributions	(637,500)	(837,500)
Balance, December 31,	$7,233,561	$3,589,900

See Notes to Consolidated Financial Statements.

X-spine Systems, Inc.

Consolidated Statements of Cash Flows
Years Ended December 31, 2014 and 2013

	2014	2013
Cash Flows From Operating Activities
Net income	$4,281,161	$1,609,710
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,045,891	1,569,371
Amortization	285,167	325,715
Increase (decrease) in cash arising from changes in assets and liabilities:
Accounts receivable	(1,023,845)	(524,548)
Inventories	(4,292,868)	(1,659,836)
Prepaid expense	(43,118)	47,213
Accounts payable	1,447,807	(1,112,694)
Accrued liabilities	368,017	856,402
Net cash provided by operating activities	3,068,212	1,111,333
Cash Flows From Investing Activities
Patent and trademark purchases	(231,918)	(241,470)
Purchase property and equipment	(4,797,571)	(1,937,927)
Net cash used in investing activities	(5,029,489)	(2,179,397)
Cash Flows From Financing Activities
Net activity from outstanding checks	1,018,596	—
Net activity on revolving line of credit	1,483,364	—
Proceeds from notes payable to shareholders	—	2,000,000
Dividends paid	(637,500)	(837,500)
Net cash provided by financing activities	1,864,460	1,162,500
Net (decrease) increase in cash	(96,817)	94,436
Cash
Beginning	99,817	5,381
Ending	$3,000	$99,817
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
Interest paid	$581,667	$565,000
Income taxes paid	$52,324	$47,663
Supplemental Disclosure of NonCash Financing Activities:
Refinance of notes payable to shareholders	$10,000,000	$—

See Notes to Consolidated Financial Statements.

X-spine Systems, Inc.

Notes To Consolidated Financial Statements

Note 1. Summary of Significant Accounting Policies

Organizational structure:  The consolidated financial statements include the accounts of X-spine Sales Corporation (an interest charge domestic international sales corporation), which is a wholly owned subsidiary of X-spine Systems, Inc. (the “Company”). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of operations:  The Company is engaged in the development, manufacturing and sale of medical devices for use in orthopedic spinal surgeries.

Basis of presentation:  The accompanying consolidated financial statements are prepared in conformity with accounting principals generally accepted in the United States of America in accordance with the Financial Accounting Standards Board Accounting Standards Codification.

Use of estimates:  The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Revenue recognition:  The Company derives its revenues primarily from the sale of spinal surgery implants used in the treatment of spine disorders. The Company sells its products primarily through its direct sales force and independent distributors. Revenue is recognized when goods are shipped, title and risk of loss has transferred to the buyer, the price is fixed or determinable and recoverability is reasonably assured.

Accounts receivable:  Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment according to agreed-upon terms, in most cases within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer.

The carrying amount of accounts receivable is reduced by a valuation allowance. The Company makes judgments as to its ability to collect outstanding receivables and provides allowance for a portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all outstanding invoices, the overall quality and age of those invoices and management assessment of customer credit worthiness.

Inventories:  Inventories are stated at the lower of cost or market, with cost determined under the first-in, first-out method. The Company reviews the components of inventory on a periodic basis for excess, obsolete and impaired inventory, and records a reserve for the identified items.

Inventory components at December 31 were as follows:

	2014	2013
Raw materials	$295,787	$93,176
Work in process	158,716	96,759
Finished goods	12,500,608	8,269,376
Inventory reserve	(479,366)	(276,434)
Total	$12,475,745	$8,182,877

Property and equipment:  Property and equipment are carried at cost. Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures which significantly extend the lives of assets and major improvements are capitalized. Impairment of asset value is recognized whenever events or changes in circumstances indicate that carrying amounts are not recoverable. Gain or loss on the disposition of property and equipment is reflected in current operations.

X-spine Systems, Inc.

Notes To Consolidated Financial Statements

Note 1. Summary of Significant Accounting Policies  – (continued)

Depreciation is computed by the straight-line method for financial reporting purposes over the estimated useful lives of the respective assets. Depreciation expense totaled approximately $2,046,000 and $1,569,000 in 2014 and 2013, respectively. Estimated useful lives are as follows:

Surgical instruments	5 years
Machinery and equipment	3 to 7 years
Furniture and fixtures	3 to 7 years

Patents and trademarks:  The cost of patents and trademarks are being amortized on the straight-line method over their useful lives of seven years and tested for impairment whenever events or changes in circumstances indicate that carrying amounts are not recoverable. Amortization expense charged to operations was approximately $285,000 and $326,000 in 2014 and 2013, respectively.

Amortization expense subsequent to December 31, 2014 is as follows:

2015	$222,367
2016	186,941
2017	148,002
2018	96,826
2019	39,030

Shipping and handling costs:  Shipping and handling costs for the sale of products are either expensed as incurred and are included in operating expenses or charged to the distributor and reimbursed to the Company. Shipping and handling costs for the years ended December 31, 2014 and 2013 amounted to approximately $837,000 and $484,000, respectively.

Cost of sales:  Cost of sales includes amounts relating to the medical device excise tax effective January 1, 2013. Total expense for the years ended December 31, 2014 and 2013 amounted to approximately $676,000 and $467,000, respectively.

Research and development:  Research and development expenses include salaries and associated costs, contractor and consultant fees, and supplies and materials. These costs include the Company’s product development, regulatory and clinical functions and the costs for clinical studies and product development projects. The costs incurred with respect to internally developed technology and engineering services are included in research and development expense and are expensed as incurred. Research and development expenses were approximately $2,140,000 and $1,913,000 in 2014 and 2013, respectively.

Advertising costs:  Advertising costs are expensed when incurred and totaled approximately $852,000 and $1,020,000 in 2014 and 2013, respectively.

Income taxes:  The Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and, accordingly, is not liable for federal or state corporate income taxes. Instead, the shareholders include their respective portion of the Company’s taxable income in their individual income tax returns. The Company makes periodic distributions to its shareholders. The Company is liable for city income taxes. No provisions were deemed necessary for 2014 and 2013 for uncertain tax positions. With few exceptions, the Company is no longer subject to income tax examinations by federal, state, local or foreign tax authorities for years before 2011.

Recently issued accounting pronouncement:  In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective and permits the use of either a full retrospective or retrospective with cumulative effect transition method. Early adoption is not permitted. The updated standard will be effective for annual reporting periods beginning after

X-spine Systems, Inc.

Notes To Consolidated Financial Statements

Note 1. Summary of Significant Accounting Policies  – (continued)

December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. The Company has not yet selected a transition method and is currently evaluating the effect that the updated standard will have on the combined financial statements.

Subsequent events:  The Company has evaluated subsequent events for potential recognition and/or disclosure through February 19, 2015, the date the consolidated financial statements were available to be issued.

Note 2. Concentrations

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash that exceed federally insured limits and trade accounts receivable. The credit risk with regard to trade accounts receivable is minimized through the ongoing credit evaluations of its customers and the use of allowance for doubtful accounts to recognize potential credit losses when necessary. For the year ended December 31, 2014, net sales to one customer exceeded 10 percent of the Company’s net sales. Net sales and trade receivables for the one customer at December 31, 2014 amounted to approximately $6,647,000 and $111,000, respectively. No customers accounted for more than 10 percent of the Company’s net sales in 2013.

In 2014 and 2013, products purchased from the Company’s largest supplier accounted for approximately 22% and 35% of product purchases, respectively.

Note 3. Related-Party Transactions

The supplier referred to in Note 2 is a related entity. Purchases from this entity totaled approximately $4,653,000 and $4,709,000 for the years ended December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, trade payables owed to this related party amounted to approximately $321,000 and $982,000, respectively.

The Company also had notes payable to two of the shareholders as described in Note 5.

The Company provides various support services to another related party based on a shared services agreement. The amounts of reimbursed costs related to these transactions were approximately $44,700 and $56,300 in 2014 and 2013, respectively.

Note 4. Leases

The Company leases office space and equipment under operating leases. Total rent expense for the years ended December 31, 2014 and 2013 was approximately $304,000 and $270,000, respectively.

Minimum future rental payments under non-cancellable operating leases having terms in excess of one year at December 31, 2014 are as follows:

2015	$303,840
2016	232,593
2017	18,852
2018	12,568

Note 5. Notes Payable

At December 31, 2013, the Company had notes payable with two shareholders for a combined amount of $10,000,000. The terms of these notes, which bore interest at 6%, required monthly interest payments with the principle balance due at the maturity of each note. These notes were settled in December 2014 through the Company obtaining the line of credit, as described in Note 6. Interest on these notes was approximately $582,100 and $565,000 in 2014 and 2013, respectively.

X-spine Systems, Inc.

Notes To Consolidated Financial Statements

Note 6. Line of Credit

In December 2014, the Company obtained a line of credit for $15,000,000 to provide for normal working capital requirements and surgical instruments needs in addition to repaying the shareholder notes payable described previously in Note 5. The line of credit bears interest at LIBOR plus 2.5% (2.667% at December 31, 2014), is collateralized by all assets of the Company, and matures in December 2017. Borrowings against the line of credit were approximately $11,483,000 at December 31, 2014. The line of credit contains, among other things, covenants which require maintenance of certain financial ratios regarding cash flow leverage and fixed charge coverage, as defined in the agreements. Interest on the line of credit was approximately $11,500 in 2014.

Note 7. 401(k) Plan

The Company has a 401(k) defined contribution plan covering substantially all employees. Employer contributions to this plan consist of a 3% safe harbor contribution. The Company contributed a safe harbor contribution of approximately $169,000 and $161,000 in 2014 and 2013, respectively.

Note 8. Commitments and Contingencies

The Company is involved in certain legal matters which have arisen through the normal course of business. These cases are, in the opinion of management, ordinary matters incidental to the normal business conducted by the Company. Management does not believe that the ultimate resolution of these matters will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.